6/29/20 – Name changed to Federated Hermes Adviser Series.

8/15/18 – Federated MDT Equity Trust name changed to Federated Adviser Series

Exhibit 28(e) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

Federated MDT Equity Trust

DISTRIBUTOR'S CONTRACT

AGREEMENT made this 16th day of May, 2017, by and between Federated MDT Equity Trust (the “Trust”), a Delaware statutory trust, and FEDERATED SECURITIES CORP. (“FSC”), a Pennsylvania Corporation.

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.       The Trust hereby appoints FSC as its agent to sell and distribute shares of the Trust which may be offered in one or more series (the "Funds") consisting of one or more classes (the "Classes") of shares (the "Shares"), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the Trust. FSC hereby accepts such appointment and agrees to provide such other services for the Trust, if any, and accept such compensation from the Trust, if any, as set forth in the applicable exhibits to this Agreement.

2.       The sale of any Shares may be suspended without prior notice whenever in the judgment of the Trust it is in its best interest to do so.

3.       Neither FSC nor any other person is authorized by the Trust to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Trust. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Trust. No person or dealer, other than FSC, is authorized to act as agent for the Trust for any purpose. FSC agrees that in offering or selling Shares as agent of the Trust, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice. FSC will submit to the Trust copies of all sales literature before using the same and will not use such sales literature if disapproved by the Trust.

4.       This Agreement is effective with respect to each Class as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Trustees of the Trust including a majority of the members of the Board of Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Trust or in any related documents to such Plan ("Disinterested Trustees") cast in person at a meeting called for that purpose. If a Class is added after the first annual approval by the Trustees as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

5.       This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the DisinterestedTrustees or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days' written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by FSC on sixty (60) days' written notice to the Trust.

6.       This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended, provided, however, that FSC may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

7.       FSC shall not be liable to the Trust for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

8.       This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Trustees of the Trust including a majority of the Disinterested Trustees of the Trust cast in person at a meeting called for that purpose.

9.       This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

10. (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectuses or SAIs (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement, any Prospectuses and SAIs or any amendment or supplement thereof.

If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Trust pursuant to the foregoing paragraph, FSC shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Trust. Anything in this paragraph to the contrary notwithstanding, the Trust shall not be liable for any settlement of any such claim of action effected without its written consent. The Trust agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.

(b)       FSC agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, made in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

(c)       Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

(d)       Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Trustees, officers, FSC and controlling persons of the Trust by the Trustees pursuant to this Agreement, the Trust is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Trust undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Disinterested Trustees, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustees, FSC or controlling person of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Trust is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Disinterested Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

11.       FSC is hereby expressly put on notice of the limitation of liability as set forth in Article VIII of the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this agreement shall be limited in any case to the Trust and its assets and FSC shall not seek satisfaction of any such obligation from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.

12.       This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.

13.       FSC agrees to maintain the security and confidentiality of nonpublic personal information (“NPI”) of Fund customers and consumers, as those terms are defined in Regulation S-P, 17 CFR Part 248. FSC agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by the Funds, in each instance in furtherance of fulfilling FSC’s obligations under this contract, and consistent with the exceptions provided in 17 CFR Sections 248.14, 248.15 and 248.13, respectively.

6/29/20 – Name changed to Federated Hermes MDT Large Cap Value Fund

Exhibit A

to the

Distributor's Contract

FEDERATED MDT EQUITY TRUST

FEDERATED MDT LARGE CAP VALUE FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 16th day of May, 2017 between FEDERATED MDT EQUITY TRUST and Federated Securities Corp. (FSC) with respect to the Institutional Shares of Federated MDT Large Cap Value Fund set forth above.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor's Contract dated May 16, 2017, between the Trust and FSC, the Trust executes and delivers this Exhibit with respect to the Institutional Shares of the Fund set forth above.

Witness the due execution hereof this 1st day of June, 2017.

FEDERATED MDT EQUITY TRUST

By: /s/ George F. Magera

Name: George F. Magera

Title: Assistant Secretary

FEDERATED SECURITIES CORP.

By: /s/ Edward C. Bartley

Name: Edward C. Bartley

Title: Assistant Secretary

6/29/20 – Name changed to Federated Hermes MDT Large Cap Value Fund

Exhibit B

to the

Distributor's Contract

FEDERATED MDT EQUITY TRUST

FEDERATED MDT LARGE CAP VALUE FUND

Class R6 Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 16th day of May, 2017 between FEDERATED MDT EQUITY TRUST and Federated Securities Corp. (FSC) with respect to the R6 Shares of Federated MDT Large Cap Value Fund set forth above.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor's Contract dated May 16, 2017, between the Trust and FSC, the Trust executes and delivers this Exhibit with respect to the Class R6 Shares of the Fund set forth above.

Witness the due execution hereof this 1st day of June, 2017.

FEDERATED MDT EQUITY TRUST

By: /s/ George F. Magera

Name: George F. Magera

Title: Assistant Secretary

FEDERATED SECURITIES CORP.

By: /s/ Edward C. Bartley

Name: Edward C. Bartley

Title: Assistant Secretary

6/29/20 – Name changed to Federated Hermes MDT Large Cap Value Fund

Exhibit C

to the

Distributor's Contract

FEDERATED MDT EQUITY TRUST

FEDERATED MDT LARGE CAP VALUE FUND

Service Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 16th day of May, 2017 between FEDERATED MDT EQUITY TRUST and Federated Securities Corp. (FSC) with respect to the Service Shares of Federated MDT Large Cap Value Fund set forth above.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor's Contract dated May 16, 2017, between the Trust and FSC, the Trust executes and delivers this Exhibit with respect to the Service Shares of the Fund set forth above.

Witness the due execution hereof this 1st day of June 1, 2017.

FEDERATED MDT EQUITY TRUST

By: /s/ George F. Magera

Name: George F. Magera

Title: Assistant Secretary

FEDERATED SECURITIES CORP.

By: /s/ Edward C. Bartley

Name: Edward C. Bartley

Title: Assistant Secretary

6/29/20 – Name changed to Federated Hermes MDT Large Cap Value Fund

Exhibit D

to the

Distributor’s Contract

FEDERATED MDT EQUITY TRUST

FEDERATED MDT LARGE CAP VALUE FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Trust and Federated Securities Corp. with respect to the Class of shares (“Shares”) set forth above.

1.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
4.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
5.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

Exhibit D (con’t)

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between FEDERATED MDT EQUITY TRUST and Federated Securities Corp., FEDERATED MDT LARGE CAP VALUE FUND executes and delivers this Exhibit on behalf of the FEDERATED MDT LARGE CAP VALUE FUND, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2017.

FEDERATED MDT EQUITY TRUST

By: /s/ George F. Magera

Name: George F. Magera

Title: Assistant Secretary

FEDERATED SECURITIES CORP.

By: /s/ Edward C. Bartley

Name: Edward C. Bartley

Title: Assistant Secretary

6/29/20 – Name changed to Federated Hermes MDT Large Cap Value Fund

Exhibit E

to the

Distributor’s Contract

FEDERATED MDT EQUITY TRUST

FEDERATED MDT LARGE CAP VALUE FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Trust and Federated Securities Corp. with respect to the Class of shares (“Shares”) set forth above.

6.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
7.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:

b.       With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

8.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
9.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
10.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

Exhibit E (con’t)

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between FEDERATED MDT EQUITY TRUST and Federated Securities Corp., FEDERATED MDT LARGE CAP VALUE FUND executes and delivers this Exhibit on behalf of the FEDERATED MDT LARGE CAP VALUE FUND, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June. 2017.

FEDERATED MDT EQUITY TRUST

By:/s/ George F. Magera

Name: George F. Magera

Title: Assistant Secretary

FEDERATED SECURITIES CORP.

By: /s/ Edward C. Bartley

Name: Edward C. Bartley

Title: Assistant Secretary

6/29/20 – Name changed to Federated Hermes MDT Large Cap Value Fund

Exhibit F

to the

Distributor’s Contract

FEDERATED MDT EQUITY TRUST

FEDERATED MDT LARGE CAP VALUE FUND

Class R Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Trust and Federated Securities Corp. with respect to the Class of shares (“Shares”) set forth above.

11.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
12.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
c.	With respect to the Class R Shares, a monthly fee computed as the annual rate of 0.50% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

13.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
14.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
15.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

Exhibit F (con’t)

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between FEDERATED MDT EQUITY TRUST and Federated Securities Corp., FEDERATED MDT LARGE CAP VALUE FUND executes and delivers this Exhibit on behalf of the FEDERATED MDT LARGE CAP VALUE FUND, and with respect to the Class R Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2017.

FEDERATED MDT EQUITY TRUST

By:/s/ George F. Magera

Name: George F. Magera

Title: Assistant Secretary

FEDERATED SECURITIES CORP.

By: /s/ Edward C. Bartley

Name: Edward C. Bartley

Title: Assistant Secretary

Exhibit G

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

1.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
4.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
5.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes SDG Engagement Equity Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of September, 2018.

FEDERATED ADVISER SERIES

By: J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit H

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

1.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;
3.	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
4.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
5.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
6.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes SDG Engagement Equity Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of September, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit I

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes SDG Engagement Equity Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit J

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes SDG Engagement Equity Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Registration Lapsed – 5/13/22.

Exhibit K

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

~~FEDERATED HERMES ABSOLUTE RETURN CREDIT FUND~~

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

6.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
7.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
b.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

8.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
9.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
10.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Absolute Return Credit Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Registration Lapsed – 5/13/22.

Exhibit L

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

~~FEDERATED HERMES ABSOLUTE RETURN CREDIT FUND~~

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

7.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
8.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;
9.	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
10.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
11.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
12.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Absolute Return Credit Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Registration Lapsed – 5/13/22.

Exhibit M

to the

Distributor's Contract

FEDERATED ADVISER SERIES

~~FEDERATED HERMES ABSOLUTE RETURN CREDIT FUND~~

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

3.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
4.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Absolute Return Credit Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Registration Lapsed – 5/13/22.

Exhibit N

to the

Distributor's Contract

FEDERATED ADVISER SERIES

~~FEDERATED HERMES ABSOLUTE RETURN CREDIT FUND~~

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

3.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
4.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Absolute Return Credit Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit O

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES GLOBAL EQUITY FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

11.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
12.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
c.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

13.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
14.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
15.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Global Equity Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit P

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES GLOBAL EQUITY FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

13.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
14.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;
15.	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
16.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
17.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
18.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Global Equity Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit Q

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES GLOBAL EQUITY FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

5.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
6.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Global Equity Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit R

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES GLOBAL EQUITY FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

5.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
6.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Global Equity Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Federated Hermes Global Small Cap Fund was liquidated – 7-22-22.

Exhibit S

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES GLOBAL SMALL CAP FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

16.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
17.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
d.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

18.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
19.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
20.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Global Small Cap Fund and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Federated Hermes Global Small Cap Fund was liquidated – 7-22-22.

Exhibit T

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES GLOBAL SMALL CAP FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

19.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
20.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;
21.	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
22.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
23.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
24.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Global Small Cap Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Federated Hermes Global Small Cap Fund was liquidated – 7-22-22.

Exhibit U

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES GLOBAL SMALL CAP FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

7.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
8.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Global Small Cap Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Federated Hermes Global Small Cap Fund was liquidated – 7-22-22.

Exhibit V

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES GLOBAL SMALL CAP FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated
May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

7.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

8.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Global Small Cap Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Federated Hermes Unconstrained Credit Fund Lapsed on 12/31/23.

Exhibit W

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

~~FEDERATED HERMES UNCONSTRAINED CREDIT FUND~~

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

21.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
22.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
e.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

23.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
24.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
25.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Unconstrained Credit Fund and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Federated Hermes Unconstrained Credit Fund Lapsed on 12/31/23.

Exhibit X

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

~~FEDERATED HERMES UNCONSTRAINED CREDIT FUND~~

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

25.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
26.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;
27.	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
28.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
29.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
30.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Unconstrained Credit Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Federated Hermes Unconstrained Credit Fund Lapsed on 12/31/23.

Exhibit Y

to the

Distributor's Contract

FEDERATED ADVISER SERIES

~~FEDERATED HERMES UNCONSTRAINED CREDIT FUND~~

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

9.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
10.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Unconstrained Credit Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Federated Hermes Unconstrained Credit Fund Lapsed on 12/31/23.

Exhibit Z

to the

Distributor's Contract

FEDERATED ADVISER SERIES

~~FEDERATED HERMES UNCONSTRAINED CREDIT FUND~~

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated
May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

9.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
10.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Unconstrained Credit Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

4/21/23 – This fund was liquidated.

6/29/20 – Name changed to Federated Hermes International Developed Equity Fund

.Exhibit AA

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES INTERNATIONAL EQUITY FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

26.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
27.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
f.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

28.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
29.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
30.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes International Equity Fund and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of April 1, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

4/21/23 – This fund was liquidated.

6/29/20 – Name changed to Federated Hermes International Developed Equity Fund

Exhibit BB

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES INTERNATIONAL EQUITY FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

31.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
32.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;
33.	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
34.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
35.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
36.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes International Equity Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of April 2019.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

4/21/23 – This fund was liquidated.

6/29/20 – Name changed to Federated Hermes International Developed Equity Fund

Exhibit CC

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES INTERNATIONAL EQUITY FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

37.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
38.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes International Equity Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of April, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

4/21/23 – This fund was liquidated.

6/29/20 – Name changed to Federated Hermes International Developed Equity Fund

Exhibit DD

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES INTERNATIONAL EQUITY FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

39.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
40.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes International Equity Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of April, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes Emerging Markets Equity Fund

Exhibit EE

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED EMERGING MARKETS EQUITY FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

1	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
4	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
5	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Emerging Markets Equity Fund and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 1, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes Emerging Markets Equity Fund

Exhibit FF

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED EMERGING MARKETS EQUITY FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

1	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:

a.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;

3	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Emerging Markets Equity Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 2019.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes Emerging Markets Equity Fund

Exhibit GG

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED EMERGING MARKETS EQUITY FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

12	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
13	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Emerging Markets Equity Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes Emerging Markets Equity Fund

Exhibit HH

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED EMERGING MARKETS EQUITY FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

57	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

58	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Emerging Markets Equity Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes International Equity Fund

Exhibit II

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL EQUITY FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

16	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
17	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
b.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

18	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
19	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
20	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Equity Fund and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 1, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes International Equity Fund

Exhibit JJ

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL EQUITY FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated

May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

21	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
22	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
b.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;
23	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
24	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
25	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
26	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Equity Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 2019.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes International Equity Fund

Exhibit KK

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL EQUITY FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

27	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
28	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Equity Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes International Equity Fund

Exhibit LL

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL EQUITY FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

29	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
30	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Equity Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes International Equity Fund

Exhibit MM

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL GROWTH FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

74	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
75	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
h.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

76	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
77	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
78	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Growth Fund and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 1, 2019.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes International Growth Fund

Exhibit NN

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL GROWTH FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

36	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
37	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
c.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;
38	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
39	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
40	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
41	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Growth Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 2019.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes International Growth Fund

Exhibit OO

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL GROWTH FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

42	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
43	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Growth Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By:/s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 – Name changed to Federated Hermes International Growth Fund

Exhibit PP

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL GROWTH FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated
May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

1	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Growth Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit QQ

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES SDG ENGAGEMENT HIGH YIELD CREDIT FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

1	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
4	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
5	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes SDG Engagement High Yield Credit Fund with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of September 1, 2019.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit RR

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES SDG ENGAGEMENT HIGH YIELD CREDIT FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated

May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

6	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
7	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;
8	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
9	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
10	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
11	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes SDG Engagement High Yield Credit Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of September 2019.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit SS

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES SDG ENGAGEMENT HIGH YIELD CREDIT FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

1	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes SDG Engagement High Yield Credit Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit TT

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES SDG ENGAGEMENT HIGH YIELD CREDIT FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

14	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
15	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes SDG Engagement High Yield Credit Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit UU

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES U.S. SMID FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

1	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
4	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
5	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes U.S. SMID Fund with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of March, 2020.

FEDERATED ADVISER SERIES

By: J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit VV

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES U.S. SMID FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

6	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
7	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

8	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
9	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
10	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes U.S. SMID Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of March, 2020.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit WW

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES U.S. SMID FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

12	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
13	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes U.S. SMID Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2020.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

8/18/23 – Class R6 Shares were liquidated.

Exhibit XX

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED HERMES U.S. SMID FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

14	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
15	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes U.S. SMID Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2020.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit YY

to the

Distributor’s Contract

FEDERATED HERMES ADVISER SERIES

FEDERATED HERMES CONSERVATIVE MICROSHORT FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Hermes Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

1	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
a.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
4	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
5	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Hermes Adviser Series and Federated Securities Corp., Federated Hermes Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Conservative Microshort Fund with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2020.

FEDERATED HERMES ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit ZZ

to the

Distributor's Contract

FEDERATED HERMES ADVISER SERIES

FEDERATED HERMES CONSERVATIVE MICROSHORT FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Hermes Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Hermes Adviser Series and Federated Securities Corp., Federated Hermes Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Conservative Microshort Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2020.

FEDERATED HERMES ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit AAA

to the

Distributor’s Contract

FEDERATED HERMES ADVISER SERIES

FEDERATED HERMES CONSERVATIVE MUNICIPAL MICROSHORT FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Hermes Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

1.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:
3.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;
4.	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
5.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
6.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
7.	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Hermes Adviser Series and Federated Securities Corp., Federated Hermes Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Conservative Municipal Microshort Fund with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2020.

FEDERATED HERMES ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit BBB

to the

Distributor's Contract

FEDERATED HERMES ADVISER SERIES

FEDERATED HERMES CONSERVATIVE MUNICIPAL MICROSHORT FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Hermes Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Hermes Adviser Series and Federated Securities Corp., Federated Hermes Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Conservative Municipal Microshort Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2020.

FEDERATED HERMES ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit CCC

to the

Distributor’s Contract

FEDERATED HERMES ADVISER SERIES

FEDERATED HERMES MDT MARKET NEUTRAL FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Hermes Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

1	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:

with respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
4	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
5	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Hermes Adviser Series and Federated Securities Corp., Federated Hermes Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes Market Neutral Fund with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of December, 2020.

FEDERATED HERMES ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul a. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit DDD

to the

Distributor's Contract

FEDERATED HERMES ADVISER SERIES

FEDERATED HERMES MDT MARKET NEUTRAL FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Hermes Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

1	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Hermes Adviser Series and Federated Securities Corp., Federated Hermes Adviser Series executes and delivers this Exhibit on behalf of the Federated Hermes MDT Market Neutral Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2020.

FEDERATED HERMES ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President